Disposal of Subsidiary - Schedule of Fair Value of Assets and Liabilities (Details) - USD ($)	Sep. 29, 2024	Nov. 30, 2023
Schedule of Fair Value of Assets and Liabilities [Abstract]
Total Selling Price	$ 1,000,000	$ 6,000
Net Assets Disposed:
Total Assets	5,203,825	873,712
Total Liabilities	(4,780,669)	(1,008,742)
NCI	(72,525)	41,357
AOCI	891,798	(179)
Net Assets Disposed	1,242,429	(93,852)
Income (Loss) from disposal of discontinued operations	$ (242,429)	$ 99,852